Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #1:  J.P. Morgan Quality Bond Portfolio, purchase of
Credit Suisse First Boston USA, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
First Boston Brokerage, First Boston Brokerage was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities, Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 870,000 shares of Credit Suisse First Boston USA, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.61 per share on January 6, 2004. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.087% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 3.5%. This purchase represented 0.01% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #2:  J.P. Morgan Quality Bond Portfolio, purchase of
Southern California Edison Company Series 2004B.

In any such transaction were effected during the reporting period, the following information should be furnished:

5.	From whom was the securities acquired.
Salomon Brothers, Inc. (New York), Salomon Brothers, Inc.
(New York), Inc. was not an affiliated underwriter of the Portfolio.

6.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

7.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 180,000 shares of Southern California Edison Company Series 2004B, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.84 per share on January 7, 2004. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.056% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 3.33%. This purchase represented 0.001% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

8.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #3:  J.P. Morgan Quality Bond Portfolio, purchase of
Southern California Edison Company Series 2004A.

In any such transaction were effected during the reporting period, the following information should be furnished:

9.	From whom was the securities acquired.
Salomon Brothers, Inc. (New York), Salomon Brothers, Inc. (New York), Inc. was not an affiliated underwriter of the Portfolio.

10.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

11.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 105,000 shares of Southern California Edison Company Series 2004A, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.34 per share on January 7, 2004. The underwriting spread paid was $0.88 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.02% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 3.81%. This purchase represented 0.001% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

12.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.88 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #4:  J.P. Morgan Quality Bond Portfolio, purchase of
Allied Waste North America, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

13.	From whom was the securities acquired.
Salomon Brothers, Inc. (New York), Salomon Brothers, Inc.
(New York), Inc. was not an affiliated underwriter of the Portfolio.

14.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

15.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 315,000 shares of Allied Waste North America, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on January 21, 2004. The underwriting spread paid was $1.63 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.0741% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 4.71%. This purchase represented 0.002% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

16.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $1.63 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #5:  J.P. Morgan Quality Bond Portfolio, purchase of
Woori Bank Lower Tier II.

In any such transaction were effected during the reporting period, the following information should be furnished:

17.	From whom was the securities acquired.
Merrill Lynch, Merrill Lynch was not an affiliated underwriter of the Portfolio.

18.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

19.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 770,000 shares of Woori Bank Lower Tier II, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.72 per share on February 6, 2004. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.1925% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 8.75%. This purchase represented 0.004% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

20.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #6:  J.P. Morgan Quality Bond Portfolio, purchase of
Assurant, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

21.	From whom was the securities acquired.
Citigroup Global Markets, Citigroup Global Markets was not an affiliated underwriter of the Portfolio.

22.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

23.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 275,000 shares of Assurant, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.89 per share on February 10, 2004. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.055% of the total offering.
The percentage of the offering purchased by associated portfolios of the Sub-adviser was 2.40%. This purchase represented 0.002% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

24.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #7:  J.P. Morgan Quality Bond Portfolio, purchase of
Goldman Sachs Group Capital.

In any such transaction were effected during the reporting period, the following information should be furnished:

25.	From whom was the securities acquired.
Goldman Sachs & Co., Goldman Sachs & Co. was not an affiliated underwriter of the Portfolio.

26.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

27.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 395,000 shares of Goldman Sachs Group Capital, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on February 12, 2004. The underwriting spread paid was $1.00 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.0144% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 3.02%. This purchase represented 0.002% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

28.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $1.00 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #8:  J.P. Morgan Quality Bond Portfolio, purchase of
Rogers Wireless, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

29.	From whom was the securities acquired.
Citigroup Global Markets, Citigroup Global Markets was not an affiliated underwriter of the Portfolio.

30.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

31.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 435,000 shares of Rogers Wireless, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on February 17, 2004. The underwriting spread paid was $0.88 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.058% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 2.13%. This purchase represented 0.003% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

32.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.88 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #9: J.P. Morgan Quality Bond Portfolio, purchase of Liberty Mutual Group, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

33.	From whom was the securities acquired.
Citigroup Global Markets, Citigroup Global Markets was not an affiliated underwriter of the Portfolio.

34.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

35.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 535,000 shares of Liberty Mutual Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.26 per share on March 16, 2004. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.1070% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 11.80%. This purchase represented 0.003% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

36.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #10:  J.P. Morgan Quality Bond Portfolio, purchase of
Skandinaviska Enskilda Banken.

In any such transaction were effected during the reporting period, the following information should be furnished:

37.	From whom was the securities acquired.
Merrill Lynch and Company, Merrill Lynch and Company was not an affiliated underwriter of the Portfolio.

38.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

39.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 415,000 shares of
Skandinaviska Enskilda Banken, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on March 19, 2004. The underwriting spread paid was $0.60 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.083% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 13.00%. This purchase represented 0.002% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

40.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $0.60 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #11: J.P. Morgan Quality Bond Portfolio, purchase of Allied Waste North America, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

41.	From whom was the securities acquired.
SBC Warburg, Inc. New York, SBC Warburg, Inc. New York was not an affiliated underwriter of the Portfolio.

42.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

43.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management, Inc., purchased 15,000 shares of Allied Waste North America, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on April 7, 2004. The underwriting spread paid was $1.63 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.00375% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 5.00%. This purchase represented less than 0.1% of the J.P. Morgan Quality Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

44.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $1.63 per share spread paid to certify that the purchase was made in compliance with the
Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #12:  J.P. Morgan Quality Bond Portfolio, purchase of
Bombardier, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

45.	From whom was the securities acquired.
Deutsche Morgan Grenfell, Deutsche Morgan Grenfell was not an affiliated underwriter of the Portfolio.

46.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

47.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 100,000 shares of Bombardier, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.69 per share on April 14, 2004.
The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.04% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 4.00%. This purchase represented 0.1% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

48.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #13:  J.P. Morgan Quality Bond Portfolio, purchase of
Bombardier, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

49.	From whom was the securities acquired.
Deutsche Morgan Grenfell, Deutsche Morgan Grenfell was not an affiliated underwriter of the Portfolio.

50.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

51.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 250,000 shares of Bombardier, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.75 per share on April 14, 2004.
The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.05% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 5.00%. This purchase represented 0.1% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

52.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #14: J.P. Morgan Quality Bond Portfolio, purchase of Ace INA Holdings, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

53.	From whom was the securities acquired.
Citigroup Capital Markets, Citigroup Capital Markets was not an affiliated underwriter of the Portfolio.

54.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

55.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 265,000 shares of Ace INA Holdings, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.89 per share on June 2, 2004. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was 0.053% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 4.00%. This purchase represented 0.2% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

56.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #15:  J.P. Morgan Quality Bond Portfolio, purchase of Danske
Bank.

In any such transaction were effected during the reporting period, the following information should be furnished:

57.	From whom was the securities acquired.
SBC Warburg, Inc., SBC Warburg, Inc. was not an affiliated underwriter of the Portfolio.

58.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

59.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 465,000 shares of Danske Bank, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on June 7, 2004.
The underwriting spread paid was $0.75 per share. The percentage of the offering purchased by the J.P. Morgan Quality Bond Portfolio was0.062% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 7.33%. This purchase represented 0.3% of the J.P. Morgan Quality Bond Portfolios assets.
The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

60.	Information or materials upon which the determination described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 second quarter meeting as well as information supporting the reasonableness of the $0.75 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #16:  J.P. Morgan Select Equity Portfolio, purchase of
Assurant, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

61.	From whom was the securities acquired.
Merrill Lynch/First Boston Brokerage/Morgan Stanley, Merrill
Lynch/First Boston Brokerage/Morgan Stanley was not an affiliated underwriter of the Portfolio.

62.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

63.	Terms of the transaction.
The J.P. Morgan Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 14,400 shares of Assurant, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $22.00 per share on February 4, 2004. The underwriting spread paid was $1.05 per share. The percentage of the offering purchased by the J.P. Morgan Select Equity Portfolio was 0.02% of the total offering.
The percentage of the offering purchased by associated portfolios of the Sub-adviser was 3.59%. This purchase represented 0.003% of the J.P. Morgan Select Equity Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

64.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $1.05 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.


Met Investors Series Trust
Form: N-SAR June 30, 2004
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #17: J.P. Morgan Select Equity Portfolio, purchase of Willis Group Holdings Limited.

In any such transaction were effected during the reporting period, the following information should be furnished:

65.	From whom was the securities acquired.
Keefe Bruyette and Woods, Keefe Bruyette and Woods was not an affiliated underwriter of the Portfolio.

66.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

67.	Terms of the transaction.
The J.P. Morgan Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 100 shares of Willis Group Holdings Limited, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $38.27 per share on February 20, 2004. The underwriting spread paid was $1.24 per share. The percentage of the offering purchased by the J.P. Morgan Select Equity Portfolio was less than .0005% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 3.58%. This purchase represented 0.003% of the J.P. Morgan Select Equity Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

68.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2004 first quarter meeting as well as information supporting the reasonableness of the $1.24 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.